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                                                                  Exhibit 23.10


               CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS


     As independent public accountants, we hereby consent to the use of our reports (and to all references to our Firm) included in or made a part of this registration statement on Form S-4 and the related joint proxy statement/prospectus.

ARTHUR ANDERSEN LLP

Boston, Massachusetts
August 29, 2001